UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 29, 2017
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
____________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

On September 29, 2017, Rise Credit Service of Ohio, LLC, a wholly owned subsidiary of Elevate Credit, Inc. (the “Company”), entered into a Program Agreement with Integrity Funding Ohio LLC ("Integrity") to revise certain terms related to the fee structure between Rise Credit Service of Ohio, LLC and Integrity. The original agreement that defined the fee structure was between Rise Credit Service of Ohio, LLC and Sentral Financial LLC, an entity related to Integrity. Rise Credit Services of Ohio, LLC and the Company also entered into new guarantees of certain receivables of the Company and its subsidiaries held by Integrity.

Additionally, on September 29, 2017, Rise Credit Service of Ohio, LLC entered into a Credit Services Agreement with Redpoint Asset Funding Ohio, LLC ("Redpoint Ohio") whereby Rise Credit Service of Ohio, LLC acts as a credit service organization on behalf of consumers for certain loans originated, funded and collected by Redpoint Ohio.

Furthermore, on September 29, 2017, Rise Credit Service of Texas, LLC, a wholly owned subsidiary of the Company, entered into a Credit Services Agreement with Redpoint Capital Asset Funding, LLC ("Redpoint") whereby Rise Credit Service of Texas, LLC acts as a credit access business on behalf of consumers for certain loans originated, funded and collected by Redpoint.

In addition to the agreements with Redpoint and Redpoint Ohio described above, Rise Credit Services of Texas, LLC, Rise Credit, LLC and the Company also entered into new guarantees of certain receivables of the Company and its subsidiaries held by Redpoint and Redpoint Ohio.
Finally, on September 29, 2017, Rise Credit Service of Texas, LLC and First Financial Loan Company LLC entered into an agreement to amend their Special Limited Agency Agreement as amended, dated June 26, 2015, that revised certain terms related to the fee structure between Rise Credit Service of Texas, LLC and First Financial Loan Company LLC.
Under the agreements with Integrity, Redpoint Ohio, Redpoint, and First Financial Loan Company LLC, the Company provides services in connection with installment loans originated by such independent third-party lenders (“CSO lenders”) whereby the Company act as a credit service organization/credit access business on behalf of consumers in accordance with applicable state laws through the Company’s “CSO program.” The CSO program includes arranging loans with CSO lenders, assisting in the loan application, documentation and servicing processes. Under the CSO program, the Company or its subsidiaries guarantee the repayment of a customer’s loan to the CSO lenders as part of the credit services the Company and its subsidiaries provide to the customer. A customer who obtains a loan through the CSO program pays the Company a fee for the credit services, including the guaranty, and enters into a contract with the CSO lenders governing the credit services arrangement. The Company estimates a liability for losses associated with the guaranty provided to the CSO lenders using assumptions and methodologies similar to the allowance for loan losses, which the Company recognizes for its consumer loans. There is no maximum principal amount of guarantees that the Company and its subsidiaries are obligated to provide under the agreements. The amount of guarantees to be provided by the Company and its subsidiaries will depend on the principal amount of loans originated by the counterparties.
The foregoing descriptions of the agreements with Integrity, Redpoint Ohio, Redpoint, and First Financial Loan Company LLC do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.1 through 10.10 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1∞	Program Agreement Between Credit Services Organization and Third-Party Lender dated September 29, 2017 by and between Integrity Funding Ohio LLC and Rise Credit Service of Ohio, LLC.
10.2	Guaranty dated September 29, 2017 by Rise Credit Service of Ohio, LLC to and for the benefit of Integrity Funding Ohio LLC.
10.3	Parent Guaranty Agreement dated September 29, 2017 by Elevate Credit, Inc. to and for the benefit of Integrity Funding Ohio LLC.
10.4	Credit Services Agreement dated September 29, 2017 by and between Redpoint Asset Funding Ohio, LLC and Rise Credit Service of Ohio, LLC.
10.5	Credit Services Organization Guaranty by Rise Credit Service of Ohio, LLC dated September 29, 2017 to and for the benefit of Redpoint Asset Funding Ohio, LLC.
10.6	Parent Guaranty dated September 29, 2017 by Rise Credit, LLC and Elevate Credit, Inc. to and for the benefit of Redpoint Asset Funding Ohio, LLC.
10.7	Credit Services Agreement dated September 29, 2017 by and between Redpoint Capital Asset Funding, LLC and Rise Credit Service of Texas, LLC.
10.8	Credit Access Business Guaranty by Rise Credit Service of Texas, LLC dated September 29, 2017 to and for the benefit of Redpoint Capital Asset Funding, LLC.
10.9	Parent Guaranty dated September 29, 2017 by Rise Credit, LLC and Elevate Credit, Inc. to and for the benefit of Redpoint Capital Asset Funding, LLC.
10.10∞	Amended and Restated Special Limited Agency Agreement dated September 29, 2017 by and between First Financial Loan Company LLC and Rise Credit Service of Texas, LLC.
∞ Confidential treatment has been requested as to certain portions of this exhibit, which portions have been omitted and submitted separately to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.

Dated:	October 5, 2017	By:	/s/ Christopher Lutes
Christopher Lutes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1∞	Program Agreement Between Credit Services Organization and Third-Party Lender dated September 29, 2017 by and between Integrity Funding Ohio LLC and Rise Credit Service of Ohio, LLC.
10.2	Guaranty dated September 29, 2017 by Rise Credit Service of Ohio, LLC to and for the benefit of Integrity Funding Ohio LLC.
10.3	Parent Guaranty Agreement dated September 29, 2017 by Elevate Credit, Inc. to and for the benefit of Integrity Funding Ohio LLC.
10.4	Credit Services Agreement dated September 29, 2017 by and between Redpoint Asset Funding Ohio, LLC and Rise Credit Service of Ohio, LLC.
10.5	Credit Services Organization Guaranty by Rise Credit Service of Ohio, LLC dated September 29, 2017 to and for the benefit of Redpoint Asset Funding Ohio, LLC.
10.6	Parent Guaranty dated September 29, 2017 by Rise Credit, LLC and Elevate Credit, Inc. to and for the benefit of Redpoint Asset Funding Ohio, LLC.
10.7	Credit Services Agreement dated September 29, 2017 by and between Redpoint Capital Asset Funding, LLC and Rise Credit Service of Texas, LLC.
10.8	Credit Access Business Guaranty by Rise Credit Service of Texas, LLC dated September 29, 2017 to and for the benefit of Redpoint Capital Asset Funding, LLC.
10.9	Parent Guaranty dated September 29, 2017 by Rise Credit, LLC and Elevate Credit, Inc. to and for the benefit of Redpoint Capital Asset Funding, LLC.
10.10∞	Amended and Restated Special Limited Agency Agreement dated September 29, 2017 by and between First Financial Loan Company LLC and Rise Credit Service of Texas, LLC.

∞ Confidential treatment has been requested as to certain portions of this exhibit, which portions have been omitted and submitted separately to the Securities and Exchange Commission.